THE MARSICO INVESTMENT FUND

                             The Marsico Focus Fund
                        The Marsico Growth & Income Fund

                        SUPPLEMENT DATED MARCH 2, 1998 TO
           STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 15, 1997


        In managing the Focus and Growth & Income Funds, Marsico Capital Management (the "Adviser") utilizes an investment approach that relies in part on "out of the box" thinking to find attractive investment opportunities. Under this approach, the Adviser seeks information about potential investments from a variety of sources, including a company's management, its suppliers, customers, competitors, and critics. Much of this information is not typically obtained through conventional financial analysis. The Adviser intends to make investment decisions based on the information obtained by this process before such information becomes available through more conventional channels. In deciding whether to sell an investment, the Adviser considers many factors, including negative changes in the rationale for owning the investment and adverse changes in a company's competitive environment. The adviser seeks to distinguish between temporary, correctable setbacks and real structural changes.